Fees Summary	Apr. 03, 2026 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0
Total Fee Amount	6,395.61
Total Transaction Valuation	46,311,462.42
Total Offset Amount	0
Net Fee	$ 6,395.61
Offset Table N/A	N/A